EXHIBIT 32.2

Certification by the Chief Financial Officer Pursuant to 18 U.S.C. Section 1350,

as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U. S. C. Section 1350, I, Teck Siong LIM, hereby certify that, to the best of my knowledge, the Quarterly Report on Form 10-Q of Xinda International Corp. (formerly known as Trimax Consulting, Inc.) for the fiscal quarter ended September 30, 2018 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Xinda International Corp. (formerly known as Trimax Consulting, Inc.).

Date: November 15, 2018	By:	/s/ Teck Siong LIM
Teck Siong LIM
Chief Financial Officer